First Quarter 2026 Earnings Presentation May 2026 CSE: TRUL OTCQX: TCNNF

www.trulieve.com 2 Forward-Looking Statements Unless the context otherwise requires, the terms “Company,” “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. This presentation includes forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”). These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s 2026 objectives, growth opportunities, and positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our periodic reports subsequently filed with the United States Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca/landingpage/. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly, readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward- looking statements. Any forward-looking statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise. PLEASE NOTE: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold.

www.trulieve.com 3 Management’s Use of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted SG&A, adjusted SG&A as % revenue, adjusted net income (loss), adjusted net income (loss) per diluted share, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, and free cash flow. The Company calculates adjusted SG&A as SG&A less extraordinary expenses; adjusted SG&A margin as % of revenue; adjusted net income (loss) as net income (loss) less certain extraordinary items; adjusted net income (loss) per diluted share as adjusted net income (loss) divided by basic and diluted shares outstanding; EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization; EBITDA margin as EBITDA as % of revenue; adjusted EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain extraordinary items; adjusted EBITDA margin as adjusted EBITDA as % of revenue; free cash flow as cash flow from operations less capital expenditures. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not and should not be considered as measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found at the end of this presentation on the slides captioned “Reconciliation of Non-GAAP Financial Measures”. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

www.trulieve.com 4 Agenda • First Quarter 2026 Financial and Operational Highlights • Revenue Highlights • Recent Developments • 2026 Focus Areas • Financial Targets • Financial Highlights • Tax Position • Reconciliation of Non-GAAP Financial Measures • Brands

www.trulieve.com 5 First Quarter 2026 Financial and Operational Highlights* • Revenue $287 million, with 92% of revenue from retail sales • GAAP gross profit of $170 million and 59% gross margin • Net income attributable to common shareholders of $2 million • Adjusted net income of $20 million excludes non-recurring charges, asset impairments, disposals and discontinued operations • Adjusted EBITDA of $100 million, or 35% of revenue • Cash flow from operations of $56 million and free cash flow of $42 million • Closed $60 million private placement of senior secured notes due 2030 at 10.5% interest rate • Grew rewards program members to 1 million members as of March 31, 2026 • Opened three new dispensaries in DeLand, Fort Myers, and Lake Wales, Florida * Adjusted net income, adjusted EBITDA and free cash flow are non-GAAP financial measures. See slides 13-15 for reconciliation to GAAP for all non-GAAP financial measures. Numbers may not sum perfectly due to rounding.

www.trulieve.com 6 Revenue Highlights • Retail revenue $265 million • Traffic and units sold were comparable to last year • Sold over 12 million branded products • Modern Flower and Roll One accounted for 45% • Customer retention 69% companywide and 78% medical only in the first quarter • Grew rewards program to 1 million members as of March 31, 2026 • Exited quarter with 30% of retail locations outside of the state of Florida and 86% of dispensaries serving only medical patients

www.trulieve.com 7 Recent Developments • The Trump Administration reclassified medical marijuana to Schedule III under the Controlled Substances Act and Attorney General Blanche announced an expedited process to review the classification of marijuana more broadly with a hearing beginning on June 29, 2026 • Filed applications to register state licensed medical marijuana operations including 206 retail locations with the Drug Enforcement Agency • Opened four dispensaries in Belleview, Boca Raton, Lutz, and Tallahassee, Florida • Currently operate 240 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States

www.trulieve.com 8 2026 Focus Areas Expand Access to Cannabis • Support federal reform including Rescheduling, SAFER Banking, and uplisting • Support state expansion including Florida, Georgia, Pennsylvania, and Texas Grow Loyal Customer Base • Attract and Retain Customers • Deliver Exceptional Customer Experiences • Build and Reinforce Brand Loyalty Elevate Branded Product Portfolio • Manage Portfolio of Internal and Partner Brands • Launch New and Innovative Products Invest in Growth Initiatives • Expand Retail, Production, and Distribution Network • Invest in Technology and Infrastructure

www.trulieve.com 9 Financial Targets Financial Targets: • Anticipate second quarter revenue will be up low single-digits compared to the first quarter • 2026 cash flow from operations of at least $250 million expected • 2026 capital expenditures up to $85 million expected Financial Position as of March 31, 2026: • $353 million in cash • $290 million of debt at 9.6% interest

Financial Highlights*

INCOME STATEMENT HIGHLIGHTS

(USD millions, except per share data)	Q1:26	Q4:25	Q3:25	Q2:25	Q1:25	Q4.24	Q3:24	Q2:24	Q1:24	2025	2024	2023
Revenue	286.8	293.1	288.2	302.1	297.8	301.1	284.3	303.4	297.6	1,181.2	1,186.5	1,129.2
Gross profit	170.1	175.2	169.9	182.9	183.2	187.0	173.3	181.6	173.8	711.2	715.7	588.6
Gross margin	59.3 %	59.8 %	58.9 %	60.6 %	61.5 %	62.1 %	61.0 %	59.9 %	58.4 %	60.2 %	60.3 %	52.1 %
SG&A	104.9	126.3	99.0	101.1	118.8	157.9	148.6	102.6	101.3	445.2	510.5	386.2
SG&A as % revenue	36.6 %	43.1 %	34.4 %	33.5 %	39.9 %	52.4 %	52.3 %	33.8 %	34.0 %	37.7 %	43.0 %	34.2 %
Adjusted SG&A	87.8	88.6	86.9	91.2	91.4	93.3	96.1	93.0	86.6	358.1	368.9	336.1
Adjusted SG&A as % revenue	30.6 %	30.2 %	30.2 %	30.2 %	30.7 %	31.0 %	33.8 %	30.6 %	29.1 %	30.3 %	31.1 %	29.8 %
Depreciation and amortization	29.7	29.4	29.5	29.4	29.3	28.6	28.3	28.1	27.8	117.6	112.8	109.8
Net income (loss)**	2.4	(42.9)	(26.8)	(13.8)	(32.9)	(59.8)	(60.2)	(12.0)	(23.1)	(116.4)	(155.1)	(526.8)
Net income (loss) continuing operations	3.4	(44.9)	(23.7)	(15.8)	(32.1)	(60.5)	(60.2)	(10.7)	(23.5)	(116.6)	(154.9)	(435.9)
Adjusted net income (loss)	20.2	(3.1)	(12.5)	(7.7)	(3.4)	2.9	(11.9)	0.2	(10.2)	(26.7)	(19.0)	(69.8)
Net income (loss) per diluted share**	0.01	(0.22)	(0.14)	(0.07)	(0.17)	(0.27)	(0.33)	(0.05)	(0.17)	(0.61)	(0.82)	(2.79)
Net income (loss) continuing operations per diluted share**	0.02	(0.23)	(0.11)	(0.07)	(0.16)	(0.26)	(0.32)	(0.04)	(0.16)	(0.58)	(0.79)	(2.28)
Adjusted net income (loss) per diluted share**	0.10	(0.02)	(0.07)	(0.04)	(0.02)	0.02	(0.06)	0.00	(0.05)	(0.14)	(0.10)	(0.37)
Adjusted EBITDA	100.4	104.8	102.7	110.6	109.2	111.4	96.1	107.0	105.8	427.3	420.2	322.3
Adjusted EBITDA Margin	35.0 %	35.8 %	35.6 %	36.6 %	36.7 %	37.0 %	33.8 %	35.2 %	35.5 %	36.2 %	35.4 %	28.5 %

*Adjusted SG&A, adjusted SG&A as % revenue, adjusted net income (loss), adjusted net income (loss) per diluted share, adjusted EBITDA, and adjusted EBITDA margin are Non-GAAP financial measures. See slides 13-15 for reconciliation to GAAP for all non-GAAP financial measures.
**Includes discontinued operations.

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www.trulieve.com 11 Financial Highlights SHARE COUNT ESTIMATE (millions as of March 31, 2026 on as if converted basis) Subordinate Voting Shares 169.1 Multiple Voting Shares* 0.2 Total Shares Outstanding 192.3 *converted at 100 subordinate shares per 1 multiple voting share Employee Stock Options/RSUs 3.9 excludes 5.4 million unexercisable options excludes 8.2 million nonvested RSUs excludes 0.4 million nonvested PSUs Pro Forma Estimated Shares 196.2

www.trulieve.com 12 Tax Position • First quarter income tax expense includes ordinary tax expense and interest on the uncertain tax position but does not include 280E tax liability • In Q4 2023, Trulieve filed amended federal tax returns for 2019, 2020, and 2021 claiming $143 million of refunds and corresponding amended state returns claiming $31 million of refunds • Amended returns were supported by legal interpretations that challenge the tax liability under Section 280E of the Internal Revenue Code • While challenge is ongoing, taxes are swept into an uncertain tax position • Balance sheet includes $114 million from amended return refund checks received, the amount of tax underpaid if 280E applied, and interest accrued • Balance sheet uncertain tax position liability was $696 million at March 31, 2026, with $656 million related to this tax challenge • Trulieve continues to make tax payments as a customary U.S. taxpayer without tax payments associated with 280E of the tax code until final resolution is reached • Tax payments on deposit from 2022 and 2023 were $83 million at March 31, 2026

www.trulieve.com 13 Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA Net income (loss) attributable to common shareholders $ 2.4 $ (32.9) $ (42.9) Add (deduct) impact of: Interest expense, net $ 13.3 $ 16.3 $ 14.7 Interest income $ (2.7) $ (3.1) $ (3.4) Provision for income taxes $ 21.9 $ 52.5 $ 47.9 Depreciation and amortization $ 29.7 $ 29.3 $ 29.4 Depreciation included in cost of goods sold $ 14.0 $ 13.9 $ 14.2 EBITDA (Non-GAAP) $ 78.6 $ 76.0 $ 59.9 EBITDA Margin (Non-GAAP) 27% 26% 20% (Gain) loss on disposal or impairment of assets $ (0.3) $ 1.8 $ 4.1 Campaign and political contributions $ 9.5 $ 23.0 $ 32.4 Acquisition, transaction, and other non-recurring costs $ 7.4 $ 3.1 $ 4.7 Share-based compensation $ 4.1 $ 3.9 $ 4.0 Loss on debt extinguishments, net $ — $ — $ 1.7 Other income, net $ (0.1) $ (0.2) $ (0.6) Discontinued operations, net of tax, attributable to common shareholders $ 1.1 $ 1.6 $ (1.4) Adjusted EBITDA (Non-GAAP) $ 100.4 $ 109.2 $ 104.8 Adjusted EBITDA Margin (Non-GAAP) 35% 37% 36% (Amounts expressed in millions of United States dollars; unaudited) March 31, 2026 March 31, 2025 December 31, 2025 For the Three Months Ended

www.trulieve.com 14 Reconciliation of Non-GAAP Financial Measures Adjusted Net Income (Loss) and Adjusted Net Income (Loss) Per Diluted Share Net income (loss) attributable to common shareholders $ 2.4 $ (32.9) $ (42.9) Net loss (income) from discontinued operations, net of tax, attributable to common shareholders $ 1.1 $ 1.6 $ (1.4) Net income (loss) from continuing operations available to common shareholders $ 3.5 $ (31.2) $ (44.3) Add (deduct) impact of: (Gain) loss on disposal or impairment of assets $ (0.3) $ 1.8 $ 4.1 Campaign and political contributions $ 9.5 $ 23.0 $ 32.4 Acquisition, transaction, and other non-recurring costs $ 7.4 $ 3.1 $ 4.7 Adjusted net income (loss) (Non-GAAP) $ 20.2 $ (3.4) $ (3.1) Net income (loss) attributable to common shareholders $ 0.01 $ (0.17) $ (0.22) Net loss (income) from discontinued operations, net of tax, attributable to common shareholders $ 0.01 $ 0.01 $ (0.01) Net income (loss) from continuing operations available to common shareholders $ 0.02 $ (0.16) $ (0.23) Add (deduct) impact of: (Gain) loss on disposal or impairment of assets $ (0.00) $ 0.01 $ 0.02 Campaign and political contributions $ 0.05 $ 0.12 $ 0.17 Acquisition, transaction, and other non-recurring costs $ 0.04 $ 0.02 $ 0.02 Adjusted net income (loss) per diluted share (Non-GAAP) $ 0.10 $ (0.02) $ (0.02) Diluted shares outstanding 197.8 191.1 191.7 (Amounts expressed are per share except for shares which are in millions; unaudited) March 31, 2026 December 31, 2025 For the Three Months Ended March 31, 2025 (Amounts expressed in millions of United States dollars; unaudited) March 31, 2026 March 31, 2025 December 31, 2025 For the Three Months Ended

www.trulieve.com 15 Reconciliation of Non-GAAP Financial Measures Free Cash Flow and Adjusted SG&A Cash flow from operating activities $ 55.7 $ 51.1 $ 59.2 Capital expenditures $ (13.5) $ (20.8) $ (7.1) Free cash flow (Non-GAAP) $ 42.2 $ 30.3 $ 52.1 SG&A $ 104.9 $ 118.8 $ 126.3 Acquisition, transaction, and other non-recurring costs $ (17.1) $ (27.4) $ (37.7) Adjusted SG&A (Non-GAAP) $ 87.8 $ 91.4 $ 88.6 (Amounts expressed in millions of United States dollars; unaudited) (Amounts expressed in millions of United States dollars; unaudited) For the Three Months Ended March 31, 2025 December 31, 2025 March 31, 2026 December 31, 2025 For the Three Months Ended March 31, 2025 March 31, 2026

www.trulieve.com 16 Brands Trulieve Brands V A LU E M ID P R EM IU M Partner Brands

THANK YOU @Trulieve/@Trulieve_IR ir@trulieve.com CSE: TRUL OTCQX: TCNNF